Exhibit 10.1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES IN THE UNITED STATES. THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THIS NOTE MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY MAY BECOME SUBORDINATED IN RIGHT OF PAYMENT TO SENIOR INDEBTEDNESS (AS DEFINED BELOW) TO THE EXTENT SET FORTH IN AN INTERCREDITOR AGREEMENT (AS DEFINED BELOW); AND THE HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO EXECUTE AND BE BOUND BY THE PROVISIONS OF ANY SUCH INTERCREDITOR AGREEMENT.

SECURED PROMISSORY NOTE

Date of Note:	May 11, 2022

Principal Amount of Note:	$10,000,000.00

For value received, Enjoy Technology, Inc., a Delaware corporation (the “Borrower”), promises to pay to the undersigned holder or such party’s assigns (the “Holder”) the principal amount set forth above with interest on the outstanding principal amount at a rate equal to 10% per annum. Interest shall commence with and include the date hereof and shall continue on the outstanding principal amount until paid in full (or in part pursuant to Section 1(b)). Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed and shall compound quarterly. Subject to any Intercreditor Agreement, all interest and principal, unless previously prepaid, shall be due and payable upon written demand by Holder following the six-month anniversary of the date of this Note.

This secured promissory note (this “Note”) is referred to in and is executed and delivered in connection with that certain Security Agreement dated as of May 11, 2022 and executed by the Borrower in favor of the Secured Parties set forth therein (as the same may from time to time be amended, modified or supplemented or restated, the “Security Agreement”). Additional rights and obligations of the Holder are set forth in the Security Agreement. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Security Agreement.

1. BASIC TERMS.

(a) Payments. All payments of interest and principal on this Note shall be in lawful money of the United States of America and shall be made to the Holder or, if applicable, to the Holder’s permitted assigns. All payments shall be applied first to accrued interest, and thereafter to principal.

(b) Prepayment. The Borrower may prepay this Note in whole or in part at any time without the consent of the Holder, together with all accrued but unpaid interest and the other amounts due hereunder in respect of the amount prepaid, without premium or penalty.

2. REPRESENTATIONS AND WARRANTIES.

(a) Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Holder as of the date this Note was issued as follows:

(i) Organization, Good Standing and Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Borrower has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Borrower is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Borrower or its business (a “Material Adverse Effect”).

(ii) Corporate Power. The Borrower has all requisite corporate power to issue this Note and to carry out and perform its obligations under this Note. The Borrower’s board of directors has approved the issuance of this Note based upon a reasonable belief that the issuance of this Note is appropriate for the Borrower after reasonable inquiry concerning the Borrower’s financing objectives and financial situation.

(iii) Authorization. All corporate action on the part of the Borrower necessary for the issuance and delivery of this Note has been taken. This Note constitutes a valid and binding obligation of the Borrower enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.

(iv) Governmental Consents. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any governmental authority required on the part of the Borrower in connection with issuance of this Note has been obtained.

(v) Compliance with Laws. To its knowledge, the Borrower is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation of which would have a Material Adverse Effect.

(vi) Compliance with Other Instruments. The Borrower is not in violation or default of any term of its certificate of incorporation or bylaws, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violation(s) that would not have a Material Adverse Effect. The execution, delivery and performance of this Note will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Borrower or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Borrower, its business or operations or any of its assets or properties.

(vii) No “Bad Actor” Disqualification. The Borrower has exercised reasonable care to determine whether any Borrower Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act (“Disqualification Events”). To the Borrower’s knowledge, no Borrower Covered Person is subject to a Disqualification Event. The Borrower has complied, to the extent required, with any disclosure obligations under Rule 506(e) under the Act. For purposes of this Note, “Borrower Covered Persons” are those persons specified in Rule 506(d)(1) under the Act; provided, however, that Borrower Covered Persons do not include (a) the Holder, or (b) any person or entity that is deemed to be an affiliated issuer of the Borrower solely as a result of the relationship between the Borrower and the Holder.

2.

(viii) Offering. Assuming the accuracy of the representations and warranties of the Holder contained in subsection (b) below, the offer, issue and sale of this Note are and will be exempt from the registration and prospectus delivery requirements of the Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

(ix) Use of Proceeds. The Borrower shall use the proceeds of this Note solely for the operations of its business, and not for any personal, family or household purpose.

(b) Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Borrower as of the date hereof as follows:

(i) Purchase for Own Account. The Holder is acquiring this Note solely for the Holder’s own account and beneficial interest for investment and not for sale or with a view to distribution of this Note or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

(ii) Information and Sophistication. Without lessening or obviating the representations and warranties of the Borrower set forth in subsection (a) above, the Holder hereby: (A) acknowledges that the Holder has received all the information the Holder has requested from the Borrower and the Holder considers necessary or appropriate for deciding whether to acquire this Note, (B) represents that the Holder has had an opportunity to ask questions and receive answers from the Borrower regarding the terms and conditions of the offering of this Note and to obtain any additional information necessary to verify the accuracy of the information given the Holder and (C) further represents that the Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risk of this investment.

(iii) Ability to Bear Economic Risk. The Holder acknowledges that investment in this Note involves a high degree of risk, and represents that the Holder is able, without materially impairing the Holder’s financial condition, to hold this Note for an indefinite period of time and to suffer a complete loss of the Holder’s investment.

(iv) Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Holder further agrees not to make any disposition of all or any portion of this Note unless and until:

(1) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(2) the Holder shall have notified the Borrower of the proposed disposition and furnished the Borrower with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Borrower, the Holder shall have furnished the Borrower with an opinion of counsel, reasonably satisfactory to the Borrower, that such disposition will not require registration under the Act or any applicable state securities laws; provided that no such opinion shall be required for dispositions in compliance with Rule 144 under the Act, except in unusual circumstances.

3.

Notwithstanding the provisions of paragraphs (1) and (2) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Holder to any other entity who, directly or indirectly, controls, is controlled by, or is under common control with the Holder, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Holder hereunder.

(v) Accredited Investor Status. The Holder is an “accredited investor” as such term is defined in Rule 501 under the Act.

(vi) No “Bad Actor” Disqualification. The Holder represents and warrants that neither (A) the Holder nor (B) any entity that controls the Holder or is under the control of, or under common control with, the Holder, is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Act and disclosed in writing in reasonable detail to the Borrower. The Holder represents that the Holder has exercised reasonable care to determine the accuracy of the representation made by the Holder in this paragraph, and agrees to notify the Borrower if the Holder becomes aware of any fact that makes the representation given by the Holder hereunder inaccurate.

(vii) Foreign Investors. If the Holder is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), the Holder hereby represents that he, she or it has satisfied itself as to the full observance of the laws of the Holder’s jurisdiction in connection with any invitation to subscribe for this Note or any use of this Note, including (A) the legal requirements within the Holder’s jurisdiction for the purchase of this Note, (B) any foreign exchange restrictions applicable to such purchase, (C) any governmental or other consents that may need to be obtained, and (D) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of this Note. The Holder’s subscription, payment for and continued beneficial ownership of this Note will not violate any applicable securities or other laws of the Holder’s jurisdiction.

(VIII) Forward-Looking Statements. With respect to any forecasts, projections of results and other forward-looking statements and information provided to the Holder, the Holder acknowledges that such statements were prepared based upon assumptions deemed reasonable by the Borrower at the time of preparation. There is no assurance that such statements will prove accurate, and the Borrower has no obligation to update such statements.

3. EVENTS OF DEFAULT.

If there shall be any Event of Default (as defined below) hereunder, subject to the terms of the Intercreditor Agreement, at the option and upon the declaration of the Holder and upon written notice to the Borrower (which election and notice shall not be required in the case of an Event of Default under subsection (ii) or (iii) below), this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable. The occurrence of any one or more of the following shall constitute an “Event of Default”:

(i) the Borrower fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any unpaid accrued interest or other amounts due under this Note on the date the same becomes due and payable;

(ii) the Borrower files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

4.

(iii) an involuntary petition is filed against the Borrower (unless such petition is dismissed or discharged within 60 days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee or assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Borrower);

(iv) an “Event of Default” (as defined in the Security Agreement);

(v) an “event of default” (as defined under any Senior Indebtedness) shall have occurred and be continuing and the holders of such Senior Indebtedness shall have accelerated such Indebtedness (and such acceleration shall not have been rescinded); or

(vi) the occurrence of a transaction in which (a) any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), other than the Holder or its affiliates, becomes the “beneficial owner” (as defined in Rule 13(d) under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the board of managers of Borrower, who did not have such power before such transaction or (b) the sale of all or substantially all of the assets of the Company and its subsidiaries (taken as a whole) to any “person” (as defined in Rule 13(d) under the Securities Exchange Act of 1934) other than the Holder or its affiliates.

4. MISCELLANEOUS PROVISIONS.

(a) Waivers. The Borrower hereby waives demand, notice, presentment, protest and notice of dishonor.

(b) Further Assurances. The Holder agrees and covenants that at any time and from time to time the Holder will promptly execute and deliver to the Borrower such further instruments and documents and take such further action as the Borrower may reasonably require in order to carry out the full intent and purpose of this Note and to comply with state or federal securities laws or other regulatory approvals.

(c) Transfers of Note. This Note may be transferred only upon its surrender to the Borrower for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form reasonably satisfactory to the Borrower. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal as well as any fees provided herein shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Borrower’s obligation to pay such interest and principal. Notwithstanding the foregoing, the Holder may not assign this Note, whether by operation of law or otherwise, or any rights or duties hereunder without the prior written consent of the Borrower, and any prohibited assignment will be void and of no force or effect; provided that the Holder may assign its right, title and interest in this Note to any person that is controlled by, controls or is under common control with the Holder.

(d) Amendment and Waiver. Any term of this Note may be amended or waived with the written consent of the Borrower and the Holder. Upon the effectuation of such waiver or amendment with the consent of the Holder in conformance with this paragraph, such amendment or waiver shall be effective as to, and binding against any future holder of this Note.

5.

(e) Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of Delaware. In any action among or between any of the parties arising out of or relating to this Note, including any action seeking equitable relief, each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in Delaware. Each party hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Note, the transactions contemplated hereby and thereby or the actions of such parties in the negotiation, administration, performance and enforcement hereof and thereof.

(f) Binding Agreement. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note.

(g) Counterparts; Manner of Delivery. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(h) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

(i) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier (or two days after deposit with a recognized international overnight courier with respect to international delivery), specifying next day delivery, with written verification of receipt. All communications to a party shall be sent to the party’s address set forth on the signature page hereto or at such other address(es) as such party may designate by 10 days’ advance written notice to the other party hereto.

(j) Expenses. The Borrower and the Holder shall each bear its respective expenses and legal fees incurred with respect to the negotiation, execution and delivery of this Note and the transactions contemplated herein.

(k) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder, upon any breach or default of the Borrower under this Note shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Holder of any breach or default under this Note, or any waiver by the Holder of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Note, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative. This Note shall be void and of no force or effect in the event that the Holder fails to remit the full principal amount to the Borrower within five calendar days of the date of this Note.

6.

(l) Entire Agreement. This Note constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(m) Security Interest. The full amount of this Note is secured by the Collateral identified and described as security therefor in the Security Agreement executed by and delivered by the Borrower to the Holder.

(n) Subordination.

(i) As of the date hereof, the indebtedness evidenced by this Note is not subordinated. From and after the date hereof, the indebtedness evidenced by this Note shall be expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of any Senior Indebtedness. “Senior Indebtedness” shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Note, the principal of, unpaid interest on and amounts reimbursable, fees, expenses, costs of enforcement and other amounts due in connection with (a) indebtedness of the Borrower to banks or commercial finance or other lending institutions regularly engaged in the business of lending money (including venture capital, investment banking or similar institutions and their affiliates which sometimes engage in lending activities but which are primarily engaged in investments in equity securities), whether or not secured, and (b) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

(ii) By acceptance of this Note, the Holder agrees to execute and deliver a customary subordination or intercreditor agreement (the “Intercreditor Agreement”) reasonably requested from time to time by the holders of Senior Indebtedness and, as a condition to the Holder’s rights hereunder, the Borrower may require that the Holder execute such Intercreditor Agreement.

[Signature pages follow]

7.

The parties have executed this SECURED PROMISSORY NOTE as of the date first noted above.

BORROWER:

ENJOY TECHNOLOGY, INC.

By:	/s/ Jonathan Mariner
Name:	Jonathan Mariner
Title:	Chief Administrative Officer

E-mail:	[***]

Address:	Enjoy Technology, Inc. 3240 Hillview Avenue Palo Alto, CA 94304

The parties have executed this SECURED PROMISSORY NOTE as of the date first noted above.

HOLDER: RON JOHNSON

/s/ Ron Johnson

E-mail:	[***]

Address:	c/o Enjoy Technology, Inc.
3240 Hillview Avenue
Palo Alto, CA 94304